Exhibit 10.1

DORIAN LPG LTD.

2014 EQUITY INCENTIVE PLAN

ARTICLE I.

General

1.1.         Purpose

The Dorian LPG Ltd. 2014 Equity Incentive Plan (the “Plan”) is designed to provide certain Key Persons (as defined below), whose initiative and efforts are deemed to be important to the successful conduct of the business of Dorian LPG Ltd. (the “Company”), with incentives to (a) enter into and remain in the service of the Company or its Affiliates (as defined below), (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company.

1.2.         Administration

(a)           Administration.  The Plan shall be administered by a committee appointed by the Company’s Board of Directors (the “Board”) from among its members (which may be the Compensation Committee) (such committee, the “Administrator”) and shall be comprised, unless otherwise determined by the Board, solely of not less than two members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b-3 (or any successor rule) under the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), and (ii) “outside directors” for purposes of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).  The Administrator is authorized, subject to the terms of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable.  Without limiting the generality of the foregoing, the Administrator may, in its sole discretion, clarify, construe or resolve any ambiguity in any provision of the Plan or any Award Agreement, accelerate or waive vesting of Awards and exercisability of Awards, extend the term or period of exercisability of any Award, waive any terms or conditions applicable to any Award or correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award Agreement.  All determinations and interpretations made by the Administrator under or with respect to the Plan or any Award shall be binding and conclusive and binding upon all Persons (as defined below).  Notwithstanding anything in this Section 1.2(a) to the contrary, the Board, or any other committee or sub-committee established by the Board, is hereby authorized (in addition to any necessary action by the Administrator) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the 1934 Act and the rules and regulations thereunder and to act in lieu of, and as, the Administrator with respect to Awards made to non-employee directors under the Plan.  No member of the Board or the Administrator and no officer or employee of the Company or any Affiliate (such Persons, a “Covered Person”) shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member, officer or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated.  The Company shall indemnify each Covered Person and any agent of the Administrator who is an employee of the Company or an Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such Person’s bad faith, gross negligence or willful misconduct.

(b)           Delegation.   The Administrator may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Administrator, or any Person to whom it has so delegated duties, may employ one or more Persons to render advice with respect to any responsibility the Administrator or such Person may have under the Plan.  The Administrator may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent.  Expenses incurred by the Administrator in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary or Affiliate whose employees have benefited from the Plan, as determined by the Administrator.

1.3.         Persons Eligible for Awards

The Persons eligible to receive Awards under the Plan are those directors, officers and employees (including any prospective officer or employee) of the Company and its Subsidiaries and Affiliates and consultants and service providers to (including Persons who are employed by or provide services to any entity that is itself a consultant or service provider to) the Company and its Subsidiaries and Affiliates, as well as entities wholly-owned or generally exclusively controlled by such persons (collectively, “Key Persons”), as the Administrator shall select.  Designation of a Key Person as a participant in any year shall not require the Administrator to designate such Key Person to receive an Award in any other year or, once designated, to receive the same type of amount of Awards as granted to the Key Person in any other year.

1.4.         Types of Awards

Awards may be made under the Plan in the form of (a) non-qualified stock options (i.e., any stock options granted under the Plan that are not “incentive stock options”), (b) stock appreciation rights, (c) stock awards, (d) restricted stock units, and (e) performance compensation awards that the Administrator determines are consistent with the purposes of the Plan and the interests of the Company, all as more fully set forth in the Plan.  The term “Award” means any of the foregoing that are granted under the Plan.  Options issued under the Plan shall not be “incentive stock options” within the meaning of Section 422 of the Code.  Stock Awards, performance compensation Awards, and restricted stock unit Awards may, as determined by the Administrator in its discretion, constitute Performance-Based Awards, as described in Section 2.7 below.  Awards shall be evidenced by agreements (“Award Agreements”)(which need not be identical) in such forms as the Administrator may from time to time approve, and Awards shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

1.5.         Shares Available for Awards; Adjustments for Changes in Capitalization

(a)           Maximum Number.  Subject to the provisions of this Section 1.5, including any adjustment as provided in Section 1.5(c), the maximum number of shares of common stock of the Company, par value $0.01 (“Common Stock”), that may delivered to participants (including permitted assignees) and their beneficiaries under the Plan shall be 2,850,000, which may be authorized and unissued or treasury shares.  Any shares of Common Stock covered by an Award (or portion of an Award) granted under the Plan which is forfeited or canceled, expires or, in the case of an Award other than an option, is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of shares available for delivery under the Plan.  The preceding sentence shall apply only for the purposes of determining the aggregate number of shares of Common Stock subject to Awards and that are available for delivery under the Plan, but shall not apply for purposes of determining pursuant to Section 1.5(d) the maximum number of shares of Common Stock with respect to which Awards (including the maximum number of shares of Common Stock subject to options and stock appreciation rights) may be granted or measured to an individual participant under the Plan.

(b)           The following shares of Common Stock may not again be made available for delivery to participants under the Plan during the term of the Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding option or stock appreciation right or (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding Award.  Shares of Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding Awards (or obligations to grant future Awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company or its Subsidiaries or Affiliates acquiring another entity (or an interest in another entity).  This Section 1.5(b) shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards and that are available for delivery under the Plan, but shall not apply for purposes of determining pursuant to Section 1.5(d) the maximum number of shares of Common Stock (A) with respect to which Awards (including the maximum number of shares of Common Stock subject to options and stock appreciation rights) may be granted or measured to an individual participant under the Plan or (B) that may be delivered through options under the Plan.

(c)           Adjustments.  (i)  In the event that any dividend or other distribution (whether in the form of cash, Company shares, other securities or other property), stock split, reverse stock split, reorganization, merger, consolidation, split-up, combination, repurchase or exchange of Company shares or other securities of the Company, issuance of warrants or other rights to purchase Company shares or other securities of the Company, or other similar corporate transaction or event, other than an Equity Restructuring (as defined below), affects the Company shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of the number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan, including with respect to individual limitations in Section 1.5(d).

(ii)           The Administrator is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 1.5(c)(i) or the occurrence of a Change in Control (as defined below), other than an Equity Restructuring) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, including providing for (A) adjustment to (1) the number of shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the exercise price with respect to any Award and (B) a substitution or assumption of Awards, accelerating the exercisability or vesting of, or lapse of restrictions on, Awards, or accelerating the termination of Awards by providing for a period of time for exercise prior to the occurrence of such event, or, if deemed appropriate or desirable, providing for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award (it being understood that, in such event, any option or stock appreciation right having a per share exercise price equal to, or in excess of, the Fair Market Value (as defined below) of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor).

(iii)          In the event of (A) a dissolution or liquidation of the Company, (B) a sale of all or substantially all the Company’s assets or (C) a merger, reorganization or consolidation involving the Company or one of its Subsidiaries, the Administrator shall have the power to:

(1)   provide that outstanding options, stock appreciation rights, restricted stock units (including any related dividend equivalent right) and/or other Awards granted under the Plan shall either continue in effect, be assumed or an equivalent award shall be substituted therefor by the successor entity or a parent or subsidiary entity;

(2)   cancel, effective immediately prior to the occurrence of such event, options, stock appreciation rights, restricted stock units (including each dividend equivalent right related thereto) and/or other Awards granted under the Plan outstanding immediately prior to such event (whether or not then exercisable) and, in full consideration of such cancellation, pay to the holder of such Award a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Administrator) of the shares subject to such Award (or the value of such Award, as determined by the Administrator, if not based on the Fair Market Value of shares) over the aggregate exercise price of such Award (or the grant price of such Award, if any, if applicable)(it being understood that, in such event, any option or stock appreciation right having a per share exercise price equal to, or in excess of, the Fair Market Value of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor); or

(3)   notify the holder of an option or stock appreciation right in writing or electronically that each option and stock appreciation right shall be fully vested and exercisable for a period of 30 days from the date of such notice, or such shorter period as the Administrator may determine to be reasonable, and the option or stock appreciation right shall terminate upon the expiration of such period (which period shall expire no later than immediately prior to the consummation of the corporate transaction).

(iv)          In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 1.5(c):

(A)       The number and type of securities or other property subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and

(B)       The Administrator shall make such equitable adjustments, if any, as the Administrator may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations set forth in Sections 1.5(a) and 1.5(d)).  The adjustments provided under this Section 1.5(c)(iv) shall be nondiscretionary and shall be final and binding on the affected participant and the Company.

(d)           Individual Limits.  The maximum number of shares of Common Stock with respect to which Awards may be granted or measured to any individual participant under the Plan during any one calendar year during the term of the Plan, and the maximum number of shares of Common Stock with respect to which Awards may be granted under the Plan in the form of options and stock appreciation rights to any individual participant under the Plan during any one calendar year, shall not exceed 1,425,000, and the maximum Performance-Based Awards that may be granted to any one Key Person under the Plan during any one calendar year shall not exceed 1,425,000 shares of Common Stock (or, in the event the Performance-Based Awards are paid in cash, other securities, other Awards or other property, the equivalent cash value of such shares of Common Stock on the first day of the performance period to which such Award relates), and the maximum number of shares of Common Stock that may be granted to any non-employee director of the Company (with such status as a non-employee director being determined as the date of grant of the applicable Award for this purpose) in any one calendar year shall not exceed 142,500 shares of Common Stock (or, in the event the Awards are paid in cash, other securities, other Awards or other property, the equivalent cash value of such shares of Common Stock on the first day of the calendar year in which such Awards are granted) (in each case subject to the restrictions set forth in Section 1.5(a) and the adjustments made in accordance with Section 1.5(c) hereof).

(e)           Stock Legends.  The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

1.6.         Definitions of Certain Terms

(a)           “Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Administrator.

(b)           Unless otherwise set forth in the applicable Award Agreement, in connection with a termination of employment or consultancy/service relationship or a dismissal from Board membership, for purposes of the Plan, the term “for Cause” shall be defined as follows:

(i)            if there is an employment, severance, consulting, service, change in control or other agreement governing the relationship between the grantee, on the one hand, and the Company or an Affiliate, on the other hand, that contains a definition of “cause” (or similar phrase), for purposes of the Plan, the term “for Cause” shall mean those acts or omissions that would constitute “cause” under such agreement; or

(ii)           if the preceding clause (i) is not applicable to the grantee, for purposes of the Plan, the term “for Cause” shall mean any of the following:

(A)          any failure by the grantee substantially to perform the grantee’s employment or consulting/service or Board membership duties;

(B)          any excessive unauthorized absenteeism by the grantee;

(C)          any refusal by the grantee to obey the lawful orders of the Board or any other Person to whom the grantee reports;

(D)          any act or omission by the grantee that is or may be injurious to the Company or any Affiliate, whether monetarily, reputationally or otherwise;

(E)           any act by the grantee that is inconsistent with the best interests of the Company or any Affiliate;

(F)           the grantee’s gross negligence that is injurious to the Company or any Affiliate, whether monetarily, reputationally or otherwise;

(G)          the grantee’s material violation of any of the policies of the Company or any Affiliate, as applicable, including, without limitation, those policies relating to discrimination or sexual harassment;

(H)          the grantee’s material breach of his or her employment or service contract with the Company or any Affiliate;

(I)            the grantee’s unauthorized (1) removal from the premises of the Company or any Affiliate of any document (in any medium or form) relating to the Company or any Affiliate or the customers or clients of the Company or any Affiliate or (2) disclosure to any Person of any of the Company’s, or any Affiliate’s, confidential or proprietary information;

(J)            the grantee’s being convicted of, or entering a plea of guilty or nolo contendere to, any crime that constitutes a felony or involves moral turpitude; and

(K)          the grantee’s commission of any act involving dishonesty or fraud.

Any rights the Company or any Affiliate may have under the Plan in respect of the events giving rise to a termination or dismissal “for Cause” shall be in addition to any other rights the Company or any Affiliate may have under any other agreement with a grantee or at law or in equity.  Any determination of whether a grantee’s employment or consultancy/service relationship is (or is deemed to have been) terminated “for Cause” shall be made by the Administrator.  If, subsequent to a grantee’s voluntary termination of employment or consultancy/service relationship or involuntary termination of employment or consultancy/service relationship without Cause, it is discovered that the grantee’s employment or consultancy/service relationship could have been terminated “for Cause”, the Administrator may deem such grantee’s employment or consultancy/service relationship to have been terminated “for Cause” upon such discovery and determination by the Administrator.

(c)           Unless otherwise set forth in the applicable Award Agreement, “Disability” shall mean the grantee’s being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or the grantee’s, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the grantee’s employer.  The existence of a Disability shall be determined by the Administrator.

(d)           “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price thereof and causes a change in the per share value of the shares underlying outstanding Awards.

(e)           The “Fair Market Value” of a share of Common Stock on any day shall be the closing price on the New York Stock Exchange, or, if not traded on the New York Stock Exchange, such other primary stock exchange upon which such shares are then listed, as reported for such day in The Wall Street Journal (or, if not reported in The Wall Street Journal, such other reliable source as the Administrator may determine), or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day.  If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence for the next preceding trading day.  Notwithstanding the foregoing, if there is no reported closing price or high bid/low asked price that satisfies the preceding sentences, or if otherwise deemed necessary or appropriate by the Administrator, the Fair Market Value of a share of Common Stock on any day shall be determined by such methods and procedures as shall be established from time to time by the Administrator.  The “Fair Market Value” of any property other than Common Stock shall be the fair market value of such property determined by such methods and procedures as shall be established from time to time by the Administrator.

(f)            “Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

(g)           Unless otherwise set forth in the applicable Award Agreement, “Retirement” shall mean a grantee’s formal retirement from employment with the Company and its Subsidiaries under acceptable circumstances as determined by the Administrator in its sole discretion (which determination may be conditioned upon, among other things, the grantee entering into a non-competition agreement with the Company and its Subsidiaries and Affiliates).

(h)           “Subsidiary” shall mean any entity in which the Company, directly or indirectly, has a 50% or more equity interest.

ARTICLE II.

Awards Under The Plan

2.1.         Grant of Stock Options

Stock options will consist of Awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms.  The Administrator will have the authority to grant to any Key Person one or more options.  Each option shall be subject to such terms and conditions consistent with the Plan as the Administrator may impose from time to time, subject to the following limitations:

(a)           Exercise Price.  Each option granted hereunder shall have such per share exercise price as the Administrator may determine at the date of grant; provided, however, that, subject to adjustment as provided under Section 1.5(c), the per-share exercise price shall not be less than 100% of the Fair Market Value of the Common Stock on the date the option is granted.

(b)           Payment of Exercise Price.  The option exercise price may be paid in cash or, in the discretion of the Administrator, by the delivery of shares of Common Stock of the Company then owned by the participant, by the withholding of shares of Common Stock for which an option is exercisable or by a combination of these methods.  In the discretion of the Administrator, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price.  To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.  The Administrator may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of an option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the option.  In determining which methods a participant may utilize to pay the exercise price, the Administrator may consider such factors as it determines are appropriate.

(c)           Exercise Period.  Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no option shall be exercisable later than ten years after the date it is granted.  All options shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such option Award Agreement at the date of grant.

2.2.         Stock Appreciation Rights

(a)           Nature of Stock Appreciation Rights.  The Administrator may, in its discretion, grant stock appreciation rights to the holders of any options granted hereunder.  In addition, stock appreciation rights may be granted independently of, and without relation to, options.  A stock appreciation right means a right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (i) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (ii) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Administrator; provided, however, that if a stock appreciation right is granted in tandem with an option, the designated Fair Market Value in the Award Agreement may be the Fair Market Value on the date such Stock Option was granted.  Each stock appreciation right shall be subject to such terms and conditions as the Administrator shall impose from time to time.

(b)           Exercise of Stock Appreciation Rights.  Stock appreciation rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no stock appreciation rights shall be exercisable later than ten years after the date it is granted.  All stock appreciation rights shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such stock appreciation right’s Award Agreement at the date of grant.

2.3.         Options and Stock Appreciation Rights.

(a)           No Stockholders Rights.  No grantee of an option or stock appreciation right (or other Person having the right to exercise such Award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such Award until the issuance of a stock certificate to such Person for such shares or an account in the name of the grantee evidences ownership of stock in uncertificated form.  Except as otherwise provided in Section 1.5(c), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued or the date an account evidencing ownership of the stock in uncertificated form notes receipt of such stock.

(b)           Repricing.  Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding options and stock appreciation rights may not be amended by the Administrator to (i) reduce the exercise price of such outstanding options or stock appreciation rights or (ii) cancel such outstanding options or stock appreciation rights in exchange for cash, other Awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights without stockholder approval.

2.4.         Stock Awards

The Administrator may, in its discretion, grant stock awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor.  Stock Awards may be subject to such terms and conditions as the Administrator determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment or service within specified periods, and may constitute Performance-Based Awards, as described below.  The Administrator may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such stock Award.  The Administrator may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.  The stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

2.5.         Restricted Stock Units

(a)           Nature of Restricted Stock Units.  The Administrator may, in its discretion, grant restricted stock units to Key Persons hereunder.  The Administrator shall determine the criteria for the vesting of restricted stock units and may provide for payment in shares of Common Stock, in cash or in any combination of shares of Common Stock and cash, at such time as the Award Agreement shall specify.  Restricted stock units may constitute Performance-Based Awards.  Shares of Common Stock issued pursuant to this Section 2.5 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Administrator.  The Administrator shall determine whether a Key Person granted a restricted stock unit shall be entitled to a Dividend Equivalent Right (as defined below).

(b)           Settlement.  Upon vesting of a restricted stock unit, unless the Administrator has determined to defer payment with respect to such restricted stock unit or a grantee has elected to defer payment under subsection (c) below, shares of Common Stock representing the restricted stock units shall be distributed to the participant unless the Administrator, with the consent of the participant, provides for the payment of the restricted stock units in cash or partly in cash and partly in shares of Common Stock equal to the Fair Market Value of the shares of Common Stock which would otherwise be distributed to the participant.

(c)           Delayed Settlement.  Prior to the year with respect to which a restricted stock unit may vest, the Administrator may, in its discretion, permit a participant to elect not to receive shares of Common Stock and/or cash, as applicable, upon the vesting of such restricted stock unit and for the Company to continue to maintain the restricted stock unit on its books of account.  In such event, the value of a restricted stock unit shall be payable in shares of Common Stock and/or cash, as applicable, pursuant to the agreement of deferral.

(d)           Definitions.  A “restricted stock unit” means a notional account representing one share of Common Stock.  A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a restricted stock unit, which shall be payable in cash or in the form of additional restricted stock units at the time or times specified by the Administrator or as the Award Agreement shall specify.

(e)           No Stockholder Rights.  No grantee of a restricted stock unit shall have any of the rights of a stockholder of the Company with respect to such Award unless and until a stock certificate is issued with respect to such Award upon the vesting of such Award or an account in the name of the grantee evidences ownership of stock in uncertificated form (it being understood that the Administrator shall determine whether to pay any vested restricted stock unit in the form of cash or Company shares or both).  Except as otherwise provided in Section 1.5(c), no adjustment to any restricted stock unit shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate, if any, is issued or the date an account evidencing ownership of the stock in uncertificated form notes receipt of such stock.

2.6.         Performance Compensation Awards

(a)           Nature of Performance Compensation Awards.  Performance compensation Awards may be granted to participants at any time and from time to time, as shall be determined by the Administrator.  Performance compensation Awards may, as determined by the Administrator in its sole discretion, constitute Performance-Based Awards.  The Administrator shall have complete discretion in determining the number, amount and timing of performance compensation Awards granted to any Key Person.  Such performance compensation Awards may be in the form of shares of Common Stock or restricted stock units.  Performance compensation Awards may be awarded as short-term or long-term incentives.  With respect to those performance compensation Awards that are intended to constitute Performance-Based Awards, the Administrator shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of performance compensation Awards that will be paid out to the participants, and may attach to such performance compensation Awards one or more restrictions.  Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

(b)           Adjustments.  With respect to those performance compensation Awards that are not intended to constitute Performance-Based Awards, the Administrator shall have the authority at any time to make adjustments to performance targets for any outstanding performance compensation Awards which the Administrator deems necessary or desirable unless at the time of establishment of goals the Administrator shall have precluded its authority to make such adjustments.

(c)           Settlement.  Payment of earned performance compensation Awards shall be made in accordance with terms and conditions prescribed or authorized by the Administrator.  The Administrator may require or permit the deferral of, the receipt of performance compensation Awards upon such terms as the Administrator deems appropriate and in accordance with Sections 409A and 457A of the Code, to the extent applicable.

2.7.         Performance-Based Awards

Certain Awards granted under the Plan (following the receipt of any requisite shareholder approval) may be granted in a manner such that the Awards are intended to qualify for the performance-based compensation exemption of Section 162(m) of the Code (“Performance-Based Awards”).  As determined by the Administrator in its sole discretion, either the vesting or the exercise of such Performance-Based Awards shall be based on one or more business criteria that apply to the individual participant, one or more business units of the Company or the Company as a whole.  The business criteria shall be as follows, individually or in combination, adjusted in such manner as the Administrator shall determine: (i) net sales; (ii) pretax income before allocation of corporate overhead and bonus; (iii) budget; (iv) earnings per share; (v) net income; (vi) division, group or corporate financial goals; (vii) return on stockholders’ equity; (viii) return on assets; (ix) attainment of strategic and operational initiatives; (x) appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; (xi) market share; (xii) gross profits; (xiii) earnings before interest and taxes; (xiv) earnings before interest, taxes, depreciation and amortization; (xv) economic value-added models and comparisons with various stock market indices; (xvi) reductions in costs; or (xvii) any combination of the foregoing.  In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria.  With respect to Performance-Based Awards, (a) the Administrator shall establish in writing (1) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (2) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (b) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Administrator certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.  With respect to any Awards intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Administrator shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Administrator may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.

2.8.                            Foreign Laws.

The Administrator may grant Awards to individual participants who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions as determined by the Administrator as necessary to comply with applicable foreign laws.  The Administrator may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 2.8 and no action may be taken with respect to such Awards which would result in a violation of the 1934 Act, the Code or any other applicable law.

ARTICLE III.
Miscellaneous

3.1.         Duration, Amendment, Termination and Duration

(a)           Amendment/Termination of the Plan.  The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any Award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the Person having the rights to the Award).

(b)           Stockholder Approval Requirement.  No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (i) increase the aggregate number of shares of Common Stock that may be delivered (either in the aggregate or through options) under the Plan (other than an increase solely to reflect a reorganization, stock split, merger, spin-off or similar transaction); (ii) increase the maximum amounts which can be paid to an individual under the Plan; (iii) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; (iv) modify the requirements as to eligibility for participation in the Plan; (v) expand the types of awards available under the Plan; (vi) materially extend the term of the Plan; (vii) materially change the method of determining the exercise price of options under the Plan; or (viii) delete or limit any provision prohibiting repricing of options.

(c)           Modification of Awards.  The Administrator may cancel or amend any Award under the Plan, including, without limitation, by amendment which would accelerate the time or times at which the Award becomes unrestricted, vested or may be exercised.  However, any such cancellation or amendment (other than an amendment made in accordance with Section 1.5, 3.5 or 3.16) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding Award shall be made only with the consent of the grantee (or, upon the grantee’s death, the Person having the right to the Award).

(d)           Duration.  No Award shall be granted more than ten years after the Effective Date.

3.2.         Other Provisions

Awards under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Key Person) as the Administrator determines appropriate, including, without limitation, for the installment purchase of Common Stock under options, for the installment exercise of stock appreciation rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Award, for the termination of any Award and the forfeiture of any gain realized in respect of an Award upon the occurrence of certain activity by the participant that is harmful to the Company, for the acceleration of exercisability or vesting of Awards or the payment of the value of Awards in the event that the control of the Company changes (including, without limitation, a Change in Control), or to comply with Federal and state securities laws, or understandings or conditions as to the participant’s employment (including, without limitation, any restrictions on the ability of the participant to engage in activities that are competitive with the Company) in addition to those specifically provided for under the Plan.

3.3.         Nontransferability

Each Award granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant.  In the event of the death of a participant, each then-outstanding option or stock appreciation right theretofore granted to him or her under the Plan shall be exercisable during such period after his or her death as the Administrator shall in its discretion set forth in such option or stock appreciation right Award Agreement at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the Persons to whom the deceased participant’s rights under the option or stock appreciation right shall pass by will or the laws of descent and distribution.  Notwithstanding the foregoing, at the discretion of the Administrator, an Award Agreement may permit the transferability of an Award by a participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the Award Agreement.  All terms and conditions of the Plan and the applicable Award Agreements will be binding upon any permitted successors or assigns.

3.4.         Taxes

(a)           Withholding.  A grantee or other Award holder under the Plan shall be required to pay, in cash, to the Company, and the Company and its Affiliates shall have the right and are hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to such grantee or other Award holder, the amount of any applicable withholding taxes in respect of an Award, its grant, its exercise, its vesting, or any payment or transfer under an Award or under the Plan, and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for payment of such taxes.  Whenever shares of Common Stock are to be delivered pursuant to an Award under the Plan, with the approval of the Administrator, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of minimum tax required to be withheld.  Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined.  Fractional share amounts shall be settled in cash.  Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award as may be approved by the Administrator in its sole discretion.

(b)           Liability for Taxes.  Grantees and holders of Awards are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including, without limitation, any taxes arising under Sections 409A and 457A of the Code) and the Company shall not have any obligation to indemnify or otherwise hold any such Person harmless from any or all of such taxes.  The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or, notwithstanding anything to the contrary in the Plan or any Award Agreement, to unilaterally modify any Award in a manner that (i) conforms with the requirements of Sections 409A and 457A of the Code (to the extent applicable), (ii) voids any participant election to the extent it would violate Sections 409A or 457A of the Code (to the extent applicable) and (iii) for any distribution event or election that could be expected to violate Section 409A of the Code, make the distribution only upon the earliest of the first to occur of a “permissible distribution event” within the meaning of Section 409A of the Code or a distribution event that the participant elects in accordance with Section 409A of the Code.  The Administrator shall have the sole discretion to interpret the requirements of the Code, including, without limitation, Sections 409A and 457A, for purposes of the Plan and all Awards.

3.5.         Change in Control

(a)           Change in Control Defined.  Unless otherwise set forth in the applicable Award Agreement, for purposes of the Plan, “Change in Control” shall mean the occurrence of any of the following:

(i)            any “person” (as defined in Section 13(d)(3) of the 1934 Act), company or other entity acquires “beneficial ownership” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 50% of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company; provided, however, that no Change in Control shall have occurred in the event of such an acquisition by  (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate, (C) any company or other entity owned, directly or indirectly, by the holders of the voting stock ordinarily entitled to elect directors of the Company in substantially the same proportions as their ownership of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company immediately prior to such acquisition or (D) Scorpio Tankers Inc. (“Scorpio”), SeaDor Holdings LLC (“SeaDor”), Dorian Holdings LLC (“Dorian”) or Kensico Capital (“Kensico”) or any entity which Scorpio, SeaDor, Dorian or Kensico directly or indirectly “controls” (as defined in Rule 12b-2 under the 1934 Act);

(ii)           the sale of all or substantially all the Company’s assets in one or more related transactions to any “person” (as defined in Section 13(d)(3) of the 1934 Act), company or other entity; provided, however, that no Change in Control shall have occurred in the event of such a sale (A) to a Subsidiary which does not involve a material change in the equity holdings of the Company, (B) to an entity (the “Acquiring Entity”) which has acquired all or substantially all the Company’s assets if, immediately following such sale, 50% or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Acquiring Entity (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of more than 50% of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Acquiring Entity) is beneficially owned by the holders of the voting stock ordinarily entitled to elect directors of the Company immediately prior to such sale in substantially the same proportions as the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company immediately prior to such sale or (C) to Scorpio, SeaDor, Dorian or Kensico or any entity which Scorpio, SeaDor, Dorian or Kensico directly or indirectly “controls” (as defined in Rule 12b-2 under the 1934 Act);

(iii)          any merger, consolidation, reorganization or similar event of the Company or any Subsidiary; provided, however, that no Change in Control shall have occurred in the event 50% or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the surviving entity (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of more than 50% of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the surviving entity) is beneficially owned by the holders of the voting stock ordinarily entitled to elect directors of the Company immediately prior to such event in substantially the same proportions as the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company immediately prior to such event;

(iv)          the approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company; or

(v)           during any period of 12 consecutive calendar months, individuals:

(A)                               who were directors of the Company on the first day of such period, or

(B)                               whose election or nomination for election to the Board was recommended or approved by at least a majority of the directors then still in office who were directors of the Company on the first day of such period, or whose election or nomination for election were so approved, shall cease to constitute a majority of the Board.

Notwithstanding the foregoing, unless otherwise set forth in the applicable Award Agreement, (1) in no event shall a Change in Control be deemed to have occurred in connection with an initial public offering of Common Stock, and (2)  for each Award subject to Section 409A of the Code, a Change in Control shall be deemed to have occurred under this Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code, provided that such limitation shall apply to such Award only to the extent necessary to avoid adverse tax effects under Section 409A of the Code.

(b)           Effect of a Change in Control.  Unless the Administrator provides otherwise in an Award Agreement, upon the occurrence of a Change in Control:

(i)            notwithstanding any other provision of this Plan, any Award then outstanding shall become fully vested and any forfeiture provisions thereon imposed pursuant to the Plan and the applicable Award Agreement shall lapse and any Award in the form of an option or stock appreciation right shall be immediately exercisable; and

(ii)           to the extent permitted by law and not otherwise limited by the terms of the Plan, the Administrator may amend any Award Agreement in such manner as it deems appropriate.

3.6.         Operation and Conduct of Business

Nothing in the Plan or any Award Agreement shall be construed as limiting or preventing the Company or any Affiliate from taking any action with respect to the operation and conduct of its business that its deems appropriate or in its best interests, including any or all adjustments, recapitalizations, reorganizations, exchanges or other changes in the capital structure of the Company or any Affiliate, any merger or consolidation of the Company or any Affiliate, any issuance of Company shares or other securities or subscription rights, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or other securities or rights thereof, any dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or any part of the assets or business of the Company or any Affiliate, or any other corporate act or proceeding, whether of a similar character or otherwise.

3.7.         No Rights to Awards

No Key Person or other Person shall have any claim to be granted any Award under the Plan.

3.8.         Right of Discharge Reserved

Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his or her employment with the Company or any Affiliate, his or her consultancy/service relationship with the Company or any Affiliate, or his or her position as a director of the Company or any Affiliate, or affect any right that the Company or any Affiliate may have to terminate such employment or consultancy/service relationship or service as a director.

3.9.         Non-Uniform Determinations

The Administrator’s determinations and the treatment of Key Persons and grantees and their beneficiaries under the Plan need not be uniform and may be made and determined by the Administrator selectively among Persons who receive, or who are eligible to receive, Awards under the Plan (whether or not such Persons are similarly situated).  Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the Persons to receive Awards under the Plan, (b) the types of Awards granted under the Plan, (c) the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated with respect to, Awards and (d) the terms and conditions of Awards.

3.10.       Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such section, subsection, paragraph or subdivision.

3.11.       Effective Date

The Plan shall be effective as of April 24, 2014, the date on which the Plan was adopted by the Board (the “Effective Date”).  The Board may, but need not, make the granting of any Awards under the Plan subject to the approval or ratification of the Plan and/or the Award by the Company’s stockholders.

3.12.       Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.  Notwithstanding anything to the contrary in the Plan or any Award Agreement, at the time of the exercise of any Award, at the time of vesting of any Award, at the time of payment of shares of Common Stock in exchange for, or in cancellation of, any Award, or at the time of grant of any unrestricted shares under the Plan, the Company and the Administrator may, if either shall deem it necessary or advisable for any reason, require the holder of an Award (a) to represent in writing to the Company that it is the Award holder’s then-intention to acquire the shares with respect to which the Award is granted for investment and not with a view to the distribution thereof or (b) to postpone the date of exercise until such time as the Company has available for delivery to the Award holder a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred in connection with any Award unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Company and the Administrator.  The Company and the Administrator shall have the right to condition any issuance of shares to any Award holder hereunder on such Person’s undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company or the Administrator shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and all share certificates delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Company or the Administrator may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, any stock exchange upon which such shares are listed, and any applicable securities or other laws, and certificates representing such shares may contain a legend to reflect any such restrictions.  The Administrator may refuse to issue or transfer any shares or other consideration under an Award if it determines that the issuance or transfer of such shares or other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the 1934 Act, and any payment tendered to the Company by a grantee or other Award holder in connection with the exercise of such Award shall be promptly refunded to the relevant grantee or other Award holder.  Without limiting the generality of the foregoing, no Award granted under the Plan shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Administrator has determined that any such offer, if made, would be in compliance with all applicable requirements of any applicable securities laws.

3.13.       Requirement of Notification of Election Under Section 83(b) of the Code

If an Award recipient, in connection with the acquisition of Company shares under the Plan, makes an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code), the grantee shall notify the Administrator of such election within ten days of filing notice of the election with the U.S. Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

3.14.       Severability

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to the applicable laws or, if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

3.15.       Sections 409A and 457A

To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Sections 409A and 457A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.  Notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A or 457A of the Code, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Plan and Award from Sections 409A and 457A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Sections 409A and 457A of the Code and related Department of Treasury guidance and thereby avoid the application of penalty taxes under Sections 409A and 457A of the Code.

3.16.       Unfunded Plan

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.  All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

3.17.       No Fractional Shares

No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, Awards, other securities or other property shall be paid or transferred in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

3.18.       Governing Law

The Plan will be construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.